UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 28, 2026
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of organization)

1-6368		38-1612444
(Commission File Number)		(IRS Employer Identification No.)

One American Road
Dearborn,	Michigan	48126
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
3.350% Notes due Nine Months or More from the Date of Issue due August 20, 2026	F/26N	New York Stock Exchange
4.867% Notes due August 3, 2027*	F/27A	New York Stock Exchange
6.125% Notes due May 15, 2028*	F/28B	New York Stock Exchange
3.622% Notes due July 27, 2028*	F/28H	New York Stock Exchange
5.625% Notes due October 9, 2028*	F/28D	New York Stock Exchange
4.165% Notes due November 21, 2028*	F/28E	New York Stock Exchange
5.125% Notes due February 20, 2029*	F/29B	New York Stock Exchange
3.305% Notes due May 17, 2029*	F/29G	New York Stock Exchange
3.778% Notes due September 16, 2029*	F/29E	New York Stock Exchange
4.445% Notes due February 14, 2030*	F/30D	New York Stock Exchange
5.780% Notes due April 30, 2030*	F/30A	New York Stock Exchange
4.066% Notes due August 21, 2030*	F/30F	New York Stock Exchange
4.480% Notes due July 8, 2031*	F/31E	New York Stock Exchange
6.184% Notes due August 29, 2031*	F/31C	New York Stock Exchange
4.448% Notes due September 16, 2032*	F/32A	New York Stock Exchange
4.087% Notes due February 17, 2033*	F/33B	New York Stock Exchange

*Issued under Euro Medium-Term Notes due Nine Months or More from The Date of Issue Program

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Ford Motor Credit Company LLC (‘‘Ford Credit’’) hereby incorporates by reference the news release of Ford Motor Company (‘‘Ford’’) dated July 28, 2026, concerning Ford and Ford Credit’s second quarter 2026 financial results, which is furnished as Exhibit 99 hereto.

Beginning at 5:00 p.m. on July 28, 2026, Ford President and Chief Executive Officer Jim Farley, Chief Financial Officer Sherry House, and other members of Ford’s senior management team will host a conference call to discuss Ford’s second quarter 2026 financial results. Investors may access the webcast of the presentation at:

https://ford-motor-company-q2-2026-earnings-call.open-exchange.net/

Pre-registration, which is recommended to expedite access to the webcast, is available at:

https://ford-motor-company-q2-2026-earnings-call.open-exchange.net/registration

The presentation and supporting materials are available at www.shareholder.ford.com. Representatives of the investment community will have the opportunity to ask questions on the call.

Investors also may access replays of the presentation beginning after 8:00 p.m. the day of the event through August 4, 2026 at:

https://ford-motor-company-q2-2026-earnings-call.open-exchange.net/

All times referenced above are in Eastern Time.

Item 9.01. Financial Statements and Exhibits.
EXHIBITS**

Designation	Description	Method of Filing

Exhibit 99	News release dated July 28, 2026	Furnished with this Report

Exhibit 104	Cover Page Interactive Data File	***
(formatted in Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY LLC
(Registrant)

Date: July 28, 2026	By:	/s/ Claire B. Ziegeler
Claire B. Ziegeler
Assistant Secretary

**	Any reference in this Form 8-K Report or the attached exhibit(s) to Ford’s corporate website(s), other websites, and/or other social media sites or platforms, and the contents thereof, is provided for convenience only; such websites or platforms and the contents thereof are not incorporated by reference into this Report nor deemed filed with the Securities and Exchange Commission.
***	Submitted electronically with this Report in accordance with the provisions of Regulation S-T.